EXCELERATE ENERGY LIMITED PARTNERSHIP

AMENDMENT NO. 2 TO

SIXTH AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

THIS AMENDMENT NO. 2 dated as of December 31, 2025 (the “Amendment”) to the SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT dated as of April 14, 2022, as amendment by Amendment No. 1 thereto dated May 10, 2023 (the “Partnership Agreement”), of EXCELERATE ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Partnership”), is entered into by and between Excelerate Energy Holdings, LLC, a Delaware limited liability company (“Holdings”), and Excelerate Energy Canada LP, an Ontario limited partnership (the “General Partner”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement.

RECITALS

WHEREAS, effective as of December 31, 2025, Excelerate Energy, Inc., the immediately preceding general partner of the Partnership (“EE Inc.”), transferred all of its General Partner (as defined in the Partnership Agreement) interest and Class A Interests in the Partnership to General Partner;

WHEREAS, Holdings, as the sole limited partner of the Partnership consented to (a) the transfer of EE Inc.’s General Partner (as defined in the Partnership Agreement) interest and Class A Interests in the Partnership to General Partner, (b) the admission of General Partner as the sole general partner of the Partnership, and (c) the removal of EE Inc. as the general partner of the Partnership;

WHEREAS, the General Partner and Holdings desire to amend the Partnership Agreement to join General Partner as the General Partner (as defined in the Partnership Agreement) of the Partnership and to reflect General Partner as the General Partner (as defined in the Partnership Agreement) of the Partnership.

NOW, THEREFORE, General Partner and Holdings agree as follows:

Section 1. Amendments. The Partnership Agreement is hereby amended as follows:

(a)
In the Preamble of the Partnership Agreement, the words “Excelerate Energy, Inc., a Delaware corporation,” are deleted and replaced with the words “Excelerate Energy Canada LP, an Ontario limited partnership”; and
(b)
Each instance of the words “Excelerate Energy, Inc.” in the Partnership Agreement is deleted and replaced with the words “Excelerate Energy Canada LP”.

Section 2. Joinder of General Partner. Effective as of the date hereof, General Partner hereby joins the Partnership Agreement, as the sole General Partner (as defined in the Partnership Agreement) of the Partnership, with the General Partner hereafter having all rights, powers, duties, liabilities and obligations of the General Partner (as defined in the Partnership Agreement) of the Partnership, whether arising under the Partnership Agreement, applicable law or otherwise.

Section 3. Removal of EE Inc. as General Partner. EE Inc. is hereby removed as the General Partner (as defined in the Partnership Agreement) of the Partnership, effective as of the date hereof.

Section 4. References. From and after the date of this Amendment, all references to the Partnership Agreement shall be deemed to refer to the Partnership Agreement as amended by this Amendment.

Section 5. General. Except as amended by this Amendment, all other terms and provisions of the Partnership Agreement shall remain in full force and effect, and the Partnership Agreement, as amended, is hereby ratified. Notwithstanding the foregoing, the General Partner is authorized to amend and restate the Partnership Agreement to incorporate this Amendment and any other duly approved amendments at any time.

Section 6. Governing Law. This Amendment, including its existence, validity, construction, and operating effect, and the rights of each of the parties to this Amendment, shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to otherwise governing principles of conflicts of Law.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts, and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

(Signature Page Follows)

Docusign Envelope ID: CC73055A-0230-49DB-B7DE-67074F590788

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date set forth above.

EXCELERATE ENERGY HOLDINGS, LLC By: Kaiser-Francis Management Company, LLC, its manager

By:	/s/ Robert Waldo
Name: Robert A. Waldo
Title: President

Amendment No. 2 to the Sixth Amended and Restated

Limited Partnership Agreement of Excelerate Energy Limited Partnership Signature Page

EXCELERATE ENERGY CANADA LP

By: Excelerate Energy, Inc., its General Partner

By:	/s/ Steven Kobos
Name: Steven Kobos
Title: President and Chief Executive Officer

Amendment No. 2 to the Sixth Amended and Restated

Limited Partnership Agreement of Excelerate Energy Limited Partnership Signature Page